EXHIBIT 10.16g

                     ESTERLINE TECHNOLOGIES CORPORATION
                     ----------------------------------
                    LONG-TERM INCENTIVE COMPENSATION PLAN
                    -------------------------------------
                       FISCAL YEARS 1997 through 1999
                       ------------------------------

PURPOSE OF PLAN
---------------

This Plan is for the fiscal years 1997 through 1999 and is intended to provide a program to retain and compensate Esterline officers and selected senior executives based on the long-term performance of Esterline Technologies. The Plan is designed to reward successful employment of Esterline's resources to achieve superior performance against three broad objectives, specifically: improvement of shareholder value; specified strategic initiatives; and good operating performance in relation to a comparable peer group of companies.

MEMBERSHIP IN PLAN
------------------

Esterline officers and senior executives shall be eligible for membership in the Plan after appointment and return of a signed acceptance of the appointment letter specifying the member's award level each year.

The Plan may be modified, amended or terminated at any time; but any such modification, amendment or termination shall not, without a member's written consent, affect his/her incentive compensation accrued prior to such modification, amendment or termination of the Plan. Nothing in this Plan limits Esterline from exercising the right to terminate an employee at any time for any reason.

APPOINTMENTS AND PERFORMANCE TARGETS
------------------------------------

Each appointee to the Plan shall be entitled to incentive compensation based on Esterline's combined annual performance in three equally weighted objective groups. Each of these groups, in turn is made up of several individual targets which may be changed by the Compensation Committee of the Board of Directors at the beginning of any fiscal year. No award will be earned for a target if the performance is less than minimum. No additional award will be earned for any performance above the maximum for each target. Awards will be prorated for other performance levels. However, actual annual payment to each appointee is subject to an overall maximum of 150% of an individual's annual target award dollar amount. Additionally, if directed, the above computed awards for plan members may be further adjusted, up or down, by the Compensation & Stock Option Committee of the Board of Directors by an amount not to exceed the greater of 25% of an individual's computed award or annual target.

The performance targets for each objective group are:

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Objective Group I:  Improvement of shareholder value.

      Target a.      Grow earnings per share; 10% per year.
      Target b.      Maintain return on equity above 15%.

Objective Group II:  Specified strategic initiatives.

      Target a.      Accomplish smooth transition to a new chief executive
                     officer.
      Target b.      Maintain a strategic plan that focuses on profitable
                     growth.
      Target c.      Take appropriate action on under-performing units; and
                     take action to encourage improved performance by all other units.

Objective Group III: Operating performance compared to a peer group of companies.

      Target a.      Change in earnings per share
      Target b.      Current period return on equity

COMPUTATION OF AWARDS EACH YEAR
-------------------------------

Esterline's performance is calculated relative to each performance target individually. Each year the discretionary evaluations of Esterline's progress toward accomplishment of long-term objectives is made by the Compensation Committee using the individual targets. Achievement of each criteria at the target level earns the full targeted weight of the individual's award for each performance target. (See Attachment A, B, and C). Overall, annually each individual can only receive 150% of his/her annual dollar target unless the Compensation Committee makes an overall adjustment as described above (see "Appointments and Performance Targets"). The Compensation Committee's evaluated performance is recommended to the Board of Directors for approval before payment.

PAYMENT OF AWARDS
-----------------

The amount of each annual payment, if any, based on annual evaluation, will be made prior to the following March 1 after the close of each of the three fiscal years. These partial payments under this plan, once paid, are not refundable to Esterline Technologies.

A Plan member must be an employee on October 31, 1997, 1998 or 1999 to receive payment related to that year. However, if an employee's participation in the Plan is terminated during any Plan year due to normal retirement, death or disability, a pro rata share of his/her annual award will be determined after completion of the incomplete fiscal year, and paid no later than the following March 1. In the case of death, payments shall be made to his/her estate.


/s/ W. P. Hurlbut
------------------------
W. P. Hurlbut
Chairman and
Chief Executive Officer

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ATTACHMENT A

                     ESTERLINE TECHNOLOGIES CORPORATION
                          PROPOSED WEIGHTING SYSTEM
                      LONG-TERM INCENTIVE COMPENSATION

                             GROUP I OBJECTIVES
                   (GROUP I WEIGHT AT TARGET PERFORMANCE(1)
                                =1/3 OF PLAN)

                                                                            MAXIMUM
    OBJECTIVE            MINIMUM                  TARGET                   2X TARGET
    ---------    ---------------------    ---------------------    ---------------------
                 Performance    Weight    Performance    Weight    Performance    Weight
                 -----------    ------    -----------    ------    -----------    ------

Ia.    EPS       no growth =      0%      10% growth=    16 2/3%   20% growth=    33 1/3%

Ib.    ROE(2)    7 1/2% return                                     22 1/2%
                 or less=         0%      15% return=    16 2/3%   return=        33 1/3%
                                 ---                     -------                  -------

                                  0%                     33 1/3%                  66 2/3%

<F1>  Performance prorated between minimum and target, and between maximum and target.
<F2>  Based on the average of each year's audited beginning and ending common shareholder equity, excluding any amounts for any preferred shares.

                                                              ATTACHMENT B

                     ESTERLINE TECHNOLOGIES CORPORATION
                     PROPOSED RATING SYSTEM - CONTINUED

                             GROUP II OBJECTIVES
                  (GROUP II WEIGHT AT TARGET PERFORMANCE(1)
                                =1/3 OF PLAN)

                                                                                   MAXIMUM
    OBJECTIVE(3)                      MINIMUM                TARGET               2X TARGET
    ------------                -------------------    -------------------    -------------------
                               Rating(2)    Weight    Rating(2)    Weight    Rating(2)    Weight
                               ---------    ------    ---------    ------    ---------    ------

IIa.  CEO Transition              0 =          0%        6 =        11.1%       9 =        22.2%

IIb.  Maintain Strategic Plan     0 =          0%        6 =        11.1%       9 =        22.2%

IIc.  Action RE:  Improved
      Unit Performance            0 =          0%        6 =        11.1%       9 =        22.2%
                                              ---                  -------                -------

                                               0%                  33 1/3%                66 2/3%

<F1>  Performance prorated between minimum and target, and between maximum and target.
<F2>  At each year end, performance for each specific objective is scored/rated on a scale of "1 to 9".
<F3>  Objectives renamed to reflect 2/25/97 proposed objectives.

ATTACHMENT C

                     ESTERLINE TECHNOLOGIES CORPORATION
                     PROPOSED WEIGHTING SYSTEM-CONTINUED

                            GROUP III OBJECTIVES
                 (GROUP III WEIGHT AT TARGET PERFORMANCE(1)
                                =1/3 OF PLAN)

                                                                                 MAXIMUM
    OBJECTIVE                   MINIMUM                  TARGET                  2X TARGET
    ---------           ---------------------    ---------------------    ---------------------
                          Company                  Company                  Company
                          vs. Peer                 vs. Peer                 vs. Peer
                        Performance    Weight    Performance    Weight    Performance    Weight
                        -----------    ------    -----------    ------    -----------    ------

IIIa.  vs. Peer EPS     Behind peers                                      Ahead of
       Change(2)        by 50% or                  Match                  peers by 50%
                        more=            0%        peers=       16 2/3%   or more=       33 1/3%

IIIb.  vs. Peer ROE(2)  Behind peers                                      Ahead of
                        by 50% or                  Match                  peers by 50%
                        more=            0%        peers=       16 2/3%   or more=       33 1/3%
                                        ---                     -------                  -------

                                         0%                     33 1/3%                  66 2/3%

<F1>  Performance prorated between minimum and target, and between maximum and target.
<F2>  For Group III targets the "peer group" shall be computed by equal weighting of the following industries as reported by Value Line:
      Machine Tool, Computer and Peripherals, Electronics,
      Aerospace/Defense.

ATTACHMENT D

                     ESTERLINE TECHNOLOGIES CORPORATION
                    LONG-TERM INCENTIVE COMPENSATION PLAN

              PERCENTAGE OF APPOINTEE'S AWARD EARNED AT VARYING
                        LEVELS OF COMPANY PERFORMANCE

Performance              % of Award         % of Award          % of Award
Relative to              from Sum of        from Sum of         from Sum of         Total % of
Target Level           Group I Targets    Group II Targets    Group III Targets    Award Earned
------------           ---------------    ----------------    -----------------    ------------

Less than Minimum             0%                 0%                  0%                 0%

Minimum Level                 0%                 0%                  0%                 0%

Target Level                33 1/3%            33 1/3%             33 1/3%             100%

Maximum Level               66 2/3%            66 2/3%             66 2/3%             200%

<F*> However, each actual annual payment to an appointee is subject to an overall maximum of 150% of an individual's target award dollar amount.


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